Exhibit 10.1

REVOLVING CREDIT INCREASE

AND JOINDER AGREEMENT

This REVOLVING CREDIT INCREASE AND JOINDER AGREEMENT dated as of April 10, 2020 (this “Agreement”) is by and among WATSCO, INC., a Florida corporation (the “Company”), WATSCO CANADA, INC., a New Brunswick corporation (the “Canadian Borrower”), CARRIER ENTERPRISE MEXICO, S. DE R.L. DE C.V., a limited liability corporation organized under the laws of Mexico (the “Mexican Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in such capacity, the “Administrative Agent”), REGIONS BANK (“Regions”), and PNC BANK, NATIONAL ASSOCIATION, as a joining Lender (the “New Lender”). Reference is made to the Credit Agreement dated as of December 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the Canadian Borrower, the Mexican Borrower, the Subsidiaries of the Company party thereto pursuant to Section 2.14 thereof (such Subsidiaries, together with the Canadian Borrower and the Mexican Borrower, the “Designated Borrowers” and, each a “Designated Borrower” and, together with the Company, the “Borrowers” and, each a “Borrower”) the Lenders party thereto from time to time and the Administrative Agent. Capitalized terms used by not defined herein have the meanings ascribed thereto in the Credit Agreement.

Statement of Purpose

In March 2020, the Company gave written notice to the Administrative Agent requesting that the Aggregate (USD/MC) Commitments be increased in the aggregate principal amount of $60,000,000 (the “Accordion Request”), in accordance with the terms and conditions of Section 2.15 of the Credit Agreement. Pursuant to such request, the aggregate principal amount of the Aggregate (USD/MC) Commitments has been increased by $60,000,000, with a $10,000,000 increase provided by Regions.

In order to provide the Borrowers with the full amount of the Accordion Request, the New Lender is willing to provide new USD/MC Commitments in the principal amount of $50,000,000 (the “Revolving Commitment Increase”).

The New Lender is also willing to join the Credit Agreement and the other Loan Documents, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    New Lender Joinder. By its execution of this Agreement, the New Lender hereby acknowledges, agrees and confirms that, on and after the Agreement Effective Date (defined below):

(a)    it shall be deemed to be a party to the Credit Agreement as a “Lender”, and a “Committed (USD/MC) Lender”, as applicable, for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the obligations of, and shall be entitled to the benefits of, a Lender and a Committed (USD/MC) Lender, as applicable, under the Credit Agreement and the other Loan Documents as if it had executed the Credit Agreement; it shall be bound by all of the terms, provisions and conditions contained in the Credit Agreement and the other Loan Documents;

(b)    it has received a copy of the Credit Agreement and such other documents and information as it deems appropriate and has, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Affiliates, made its own credit analysis and decision to enter into this Agreement and to become a Lender and a Committed (USD/MC) Lender, as applicable, under the Credit Agreement;

(c)    it will, independently and without reliance upon the Administrative Agent, any Arranger, any other Lender or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon the Credit Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder;

(d)    it shall perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender or a Committed (USD/MC) Lender, as applicable;

(e)    it shall provide any additional documentation to evidence its status as a Lender and a Committed (USD/MC) Lender, as applicable, as of the Agreement Effective Date or as required to be delivered by it pursuant to the terms of the Credit Agreement; and

(f)    the Administrative Agent may file this Agreement in the Register under Section 10.06(c) of the Credit Agreement.

2.    Upon the Agreement Effective Date, Schedule 2.01 of the Credit Agreement shall be amended and restated in the form attached hereto as Exhibit A.

3.    By its execution of this Agreement, Regions hereby acknowledges, agrees and confirms that, on and after the Agreement Effective Date (defined below), its USD/MC Commitment shall be increased as set forth on Exhibit A attached hereto.

4.    Representations and Warranties.    In order to induce the Administrative Agent, the L/C Issuer, Regions and the New Lender to enter into this Agreement, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)    The representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, after giving effect to this Agreement, are true and correct in all material respects (or, to the extent any such representation and warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, to the extent any such representation and warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date, and except that for purposes of this Section 4, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)    After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing or would result from the proposed Credit Extension of the application of the proceeds thereof.

5.    Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Agreement Effective Date”):

(a)    the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, Regions, the New Lender, the Company, the Canadian Borrower and the Mexican Borrower;

(b)    no Default or Event of Default shall exist as of the Agreement Effective Date immediately prior to or after giving effect to the Revolving Commitment Increase;

(c)    the Administrative Agent shall have received a certificate of each Loan Party dated as of the Agreement Effective Date (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (x) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to such increase (which, with respect to any such Loan Party, may, if applicable, be the resolutions entered into by such Loan Party in connection with the incurrence of the Obligations on the Closing Date), and (y) in the case of the Company, certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, to the extent any such representation and warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) on and as of the Agreement Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or, to the extent any such representation and warranty is subject to a materiality or Material Adverse Effect qualification, in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement, (B) no Default or Event of Default exists and (C) the Company and its Restricted Subsidiaries are in compliance with each financial covenant set forth in Section 7.11 of the Credit Agreement, calculated on a Pro Forma Basis pursuant to Section 1.03(c) of the Credit Agreement; and

(d)    the Borrowers shall have paid any fees required to be paid on or before the Agreement Effective Date.

6.    Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

7.    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

8.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

9.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

COMPANY:	WATSCO, INC.

	By:	/s/ Ana M. Menendez
	Name:	Ana M. Menendez
	Title:	Chief Financial Officer and Treasurer

CANADIAN BORROWER:	WATSCO CANADA, INC.

	By:	/s/ Ana M. Menendez
	Name:	Ana M. Menendez
	Title:	Vice President and Treasurer

MEXICAN BORROWER:	CARRIER ENTERPRISE MEXICO, S. DE R.L. DE C.V.

	By:	/s/ Ana Menendez
	Name:	Ana M. Menendez
	Title:	Secretary

Watsco, Inc.

REVOLVING CREDIT INCREASE AND JOINDER AGREEMENT

Signature Page

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A.

	By:	/s/ Gavin Shak
	Name:	Gavin Shak
	Title:	Assistant Vice President

Watsco, Inc.

REVOLVING CREDIT INCREASE AND JOINDER AGREEMENT

Signature Page

SWING LINE LENDER AND L/C ISSUER:	BANK OF AMERICA, N.A.

	By:	/s/ Julia Rocawich
	Name:	Julia Rocawich
	Title:	Senior Vice President

Watsco, Inc.

REVOLVING CREDIT INCREASE AND JOINDER AGREEMENT

Signature Page

REGIONS BANK, as a Lender

By:	/s/ Cheryl L. Shelhart
Name:	Cheryl L. Shelhart
Title:	Director

Watsco, Inc.

REVOLVING CREDIT INCREASE AND JOINDER AGREEMENT

Signature Page

PNC BANK, NATIONAL ASSOCIATION, as a new Lender

By:	/s/ Ryan Garr
Name:	Ryan Garr
Title:	Vice President

Watsco, Inc.

REVOLVING CREDIT INCREASE AND JOINDER AGREEMENT

Signature Page